Exhibit 10.1

AMENDMENT TO

ALIGOS THERAPEUTICS, INC.

2020 EMPLOYEE STOCK PURCHASE PLAN

THIS AMENDMENT (this “Amendment”) to the Aligos Therapeutics, Inc. 2020 Employee Stock Purchase Plan (the “Plan”) is made and adopted by the Board of Directors (the “Board”) of Aligos Therapeutics, Inc., a Delaware corporation (the “Company”), subject to, and effective upon, the approval of the Company’s stockholders (the date of such approval, the “Effective Date”). All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Plan.

RECITALS

WHEREAS, pursuant to Section 7.5 of the Plan, the Board has the authority to amend the Plan from time to time, including to increase the maximum aggregate number of shares of Common Stock available for issuance thereunder, subject to approval of the Company’s stockholders; and

WHEREAS, the Board believes it is in the best interests of the Company and its stockholders to amend the Plan as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows, subject to approval of the increase in reserved shares of Common Stock provided by this Amendment by the Company’s stockholders:

AMENDMENT

1.

Amendment to Article V, Section 5.1. Article V, Section 5.1 of the Plan is hereby amended and restated in its entirety to read as follows: “Common Stock Reserved. Subject to adjustment as provided in Section 5.2 hereof, the maximum number of shares of Common Stock that shall be made available for sale under the Plan shall be 694,714 shares. Shares made available for sale under the Plan may be authorized but unissued shares, treasury shares of Common Stock, or reacquired shares reserved for issuance under the Plan.”

2.	This Amendment shall be and is hereby incorporated into and forms a part of the Plan.

3.	Except as expressly provided herein, all terms and conditions of the Plan shall remain in full force and effect.

(Signature Page Follows)

The undersigned, being the duly appointed and acting Assistant Secretary of Aligos Therapeutics, Inc., hereby certifies that the foregoing amendment was duly approved and adopted by the Board of Directors of the Company and the stockholders of the Company effective as of the Effective Date.

/s/ Lesley Ann Calhoun
Lesley Ann Calhoun
Assistant Secretary

[Signature Page to Amendment to the Aligos Therapeutics, Inc. 2020 Employee Stock Purchase Plan]